
                                                                   EXHIBIT 10.4


                             SHAREHOLDERS AGREEMENT



                                    LLS CORP.



                              --------------------




                            Dated as of July 30, 1999

                              --------------------





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                                TABLE OF CONTENTS

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
Article 1             DEFINITIONS..............................................................................1

         Section 1.1       Definitions.........................................................................1

         Section 1.2       Rules of Construction...............................................................8

Article 2             MANAGEMENT OF THE COMPANY AND CERTAIN ACTIVITIES.........................................8

         Section 2.1       Board of Directors..................................................................8

                  2.1.1    Board Representation................................................................8

                  2.1.2    Vacancies...........................................................................9

                  2.1.3    Termination of Rights..............................................................10

                  2.1.4    Costs and Expenses.................................................................10

         Section 2.2       Voting of Capital Stock............................................................11

         Section 2.3       Other Activities of the Holders; Fiduciary Duties..................................11

         Section 2.4       Grant of Proxy.....................................................................11

Article 3             REGISTRATION RIGHTS.....................................................................12

         Section 3.1       Demand Registration................................................................12

                  3.1.1    Request for Registration...........................................................12

                  3.1.2    Effective Registration and Expenses................................................13

                  3.1.3    Selection of Underwriters..........................................................13

                  3.1.4    Rights of Holders..................................................................14

                  3.1.5    Priority on Demand Registrations...................................................14

                  3.1.6    Deferral of Filing.................................................................14

         Section 3.2       Piggyback Registrations............................................................15

                  3.2.1    Right to Piggyback.................................................................15

                  3.2.2    Priority on Registrations..........................................................15

         Section 3.3       Holdback Agreement.................................................................16

         Section 3.4       Registration Procedures............................................................17

         Section 3.5       Suspension of Dispositions.........................................................21

         Section 3.6       Registration Expenses..............................................................21

         Section 3.7       Indemnification....................................................................22
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                                TABLE OF CONTENTS
                                  (CONTINUED)

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
Article 4             TRANSFERS OF SECURITIES.................................................................25

         Section 4.1       Preemptive Rights..................................................................25

                  4.1.1    Rights to Participate in Future Sales..............................................25

                  4.1.2    Exceptions to Preemptive Rights....................................................25

         Section 4.2       Drag Along Rights..................................................................26

                  4.2.1    Applicability......................................................................26

                  4.2.2    Notice of Significant Drag Sale....................................................26

         Section 4.3       Tag Along Rights...................................................................27

                  4.3.1    Applicability......................................................................27

                  4.3.2    Terms of Participation Offer.......................................................27

         Section 4.4       Certain Events Not Deemed Transfers................................................27

         Section 4.5       Transfer and Exchange..............................................................28

         Section 4.6       Replacement Securities.............................................................28

Article 5             LIMITATION ON TRANSFERS.................................................................28

         Section 5.1       Restrictions on Transfer...........................................................28

         Section 5.2       Restrictive Legends................................................................28

                  5.2.1    Securities Act Legend..............................................................28

                  5.2.2    Other Legends......................................................................29

         Section 5.3       Notice of Proposed Transfers.......................................................29

         Section 5.4       Termination of Certain Restrictions................................................29

Article 6             TERMINATION.............................................................................30

         Section 6.1       Termination........................................................................30

Article 7             MISCELLANEOUS...........................................................................30

         Section 7.1       Notices............................................................................30

         Section 7.2       Legal Holidays.....................................................................31

         Section 7.3       Governing Law......................................................................31

         Section 7.4       Successors and Assigns.............................................................31

         Section 7.5       Duplicate Originals................................................................32

         Section 7.6       Severability.......................................................................32
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                                TABLE OF CONTENTS
                                  (CONTINUED)

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         Section 7.7       No Waivers; Amendments.............................................................32

         Section 7.8       Furnishing Information; Confidentiality............................................32

         Section 7.9       Additional Parties.................................................................33


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


                             SHAREHOLDERS AGREEMENT

                  THIS SHAREHOLDERS AGREEMENT (this "Shareholders Agreement") dated as of July 30, 1999, is entered into by and among LLS Corp., an Illinois corporation (including its successors, the "Company"), and the securityholders listed on the signature pages hereof.

                  In consideration of the premises, mutual covenants and agreements hereinafter contained and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE 1
                                   DEFINITIONS

          SECTION 1.1      DEFINITIONS.

                           "ACCREDITED INVESTOR" means an "Accredited Investor,"
                  as defined in Regulation D, or any successor rule then in effect.

                           "ACCREDITED OFFEREE" shall have the meaning provided
                  in Section 4.1.1 hereof.

                           "ADVICE" shall have the meaning provided in Section
                  3.5 hereof.

                           "AFFILIATE" means, with respect to any Person, any
                  Person who, directly or indirectly, controls, is controlled by or is under common control with that Person. For purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

                           "AFFILIATED SUCCESSOR" shall have the meaning set
                  forth in Section 4.1.1 hereof.

                           "BENEFICIAL OWNERSHIP" with respect to any securities
                  shall mean having "beneficial ownership" (as determined pursuant to Rule 13d-3 under the Exchange Act), including pursuant to any agreement, arrangement or understanding, whether or not in writing. Without duplicative counting of the same securities by the same Holder, securities Beneficially Owned by a Person shall include securities Beneficially Owned by all other Persons who are Affiliates of such Person (excluding officers and directors of the Company, the Company and their controlled Affiliates) who together with such Person would constitute a "group" within the meaning of Section 13(d)(3) of the Exchange Act.

                           "BUSINESS DAY" means a day that is not a Legal
                  Holiday.

                           "CLASS A COMMON STOCK" means shares of the Class A
                  Common Stock, $.01 par value per share, of the Company, and any capital stock into which such Class A Common Stock thereafter may be changed.

                           "CLOSING" shall mean the date on which the
                  transactions contemplated by the Recapitalization Agreement are consummated.

                           "COMMON STOCK" means shares of the Common Stock, $.01
                  par value per share, of the Company, and any capital stock into which such Common Stock thereafter may be changed.

                           "COMMON STOCK EQUIVALENTS" means, without duplication
                  with any other Common Stock or Common Stock Equivalents, any rights, warrants, options, convertible securities or indebtedness, exchangeable securities or indebtedness, or other rights, exercisable for or convertible or exchangeable into, directly or indirectly, Common Stock of the Company and securities convertible or exchangeable into Common Stock of the Company, whether at the time of issuance or upon the passage of time or the occurrence of some future event.

                           "COMPANY" shall have the meaning set forth in the
                  introductory paragraph hereof.

                           "CONVERSION STOCK" means Common Stock issued or
                  issuable upon the conversion of shares of Class A Common Stock or Series A Preferred Stock.

                           "CO-SELLER" shall have the meaning set forth in
                  Section 4.2.1 hereof.

                           "DEMAND REGISTRATION" shall have the meaning set
                  forth in Section 3.1.1 hereof.

                           "DEMAND REQUEST" shall have the meaning set forth in
                  Section 3.1.1 hereof.

                           "DESIGNEES" shall have the meaning set forth in
                  Section 2.1.1(e) hereof.

                           "EXCHANGE ACT" means the Securities Exchange Act of
                  1934, as amended, and the rules and regulations promulgated by the SEC thereunder.

                           "EXCLUDED REGISTRATION" means a registration under
                  the Securities Act of (i) securities pursuant to one or more Demand Registrations pursuant to Article 3 hereof, (ii) securities registered on SEC Form S-8 or any similar successor form and (iii) securities registered to effect the acquisition by the Company of or combination of the Company with another Person.



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

                           "FAMILY MEMBER" means, as to any natural Person, such
                  Person's spouse, grandparent or descendant of that grandparent, children (natural and adopted), natural or adopted siblings, mothers and fathers-in-law, sons and daughters-in-law, and brothers and sisters-in-law.

                           "FULLY-DILUTED COMMON STOCK" means, at any time, the
                  then outstanding Common Stock of the Company plus (without duplication) all shares of Common Stock issuable, whether at such time or upon the passage of time or the occurrence of future events, upon the exercise, conversion, or exchange of all then outstanding Common Stock Equivalents.

                           "HMC GROUP" means, collectively, HMTF/CC and any
                  direct or indirect transferee of such shareholder who shall become a party hereto in accordance with Section 5.1 hereof; provided, however, that for purposes of Section 2.1, Section 4.2, Section 4.3 and Section 4.4 of this Shareholders Agreement, the "HMC Group" shall mean, collectively, HMTF/CC and any direct or indirect transferee of any such shareholder who shall become a party hereto in accordance with Section 5.1 hereof and who is an Affiliate of such shareholder or an officer, director or employee of such shareholder or its Affiliates (and any of their respective Family Members, their estates or trusts for the primary benefit of such Family Members); provided further, however, that for all purposes of this Shareholders Agreement, Mills & Partners shall be deemed not to be an Affiliate of HMTF/CC.

                           "HMTF" means Hicks, Muse, Tate & Furst Incorporated,
                  a Texas corporation.

                           "HMTF/CC" means HMTF/CC Investments, LLC, a Delaware
                  limited liability company.

                           "HMTF DESIGNEE" shall have the meaning set forth in
                  Section 2.1.1(b) hereof.

                           "HOLDER" means (i) a securityholder listed on a
                  signature page hereof and (ii) any direct or indirect transferee of any such securityholder who shall become a party to this Shareholders Agreement.

                           "INDEPENDENT DIRECTOR" means a Person who is not (i)
                  a member of the HMC Group, (ii) a Mills & Partners Shareholder, (iii) an Existing Shareholder, (iv) an employee of the Company or any of its Subsidiaries or a Family Member of any such employee or (v) an employee of HMTF or Mills & Partners or any of their respective Affiliates.

                           "INFORMATION" shall have the meaning set forth in
                  Section 7.8.1 hereof.



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

                           "INSPECTORS" shall have the meaning set forth in
                  Section 3.4(x) hereof.

                           "KREISEDER" means Walter J. Kreiseder.

                           "KREISEDER DESIGNEE" shall have the meaning set forth
                  in Section 2.1.1(d) hereof.

                           "KREISEDER SHAREHOLDERS" means, collectively, Walter
                  J. Kreiseder, as Trustee of the Walter J. Kreiseder Trust U/A/D 6/23/88; Donald B. Levine, Trustee of the Walter J. Kreiseder Gift Trust for John U/A/D 12/29/94; Donald B. Levine, Trustee of the Walter J. Kreiseder Gift Trust for David U/A/D 12/29/94; Donald B. Levine, Trustee of the Walter
                  J. Kreiseder 1997 Gift Trust for John U/A/D 12/29/97; and Donald B. Levine, Trustee of the Walter J. Kreiseder 1997 Gift Trust for David U/A/D 12/29/97; and any direct or indirect transferee of any such shareholder who shall become a party hereto in accordance with Section 5.1 hereof and who is an Affiliate of such shareholder or an officer, director or employee of such shareholder or its Affiliates (and any of their respective Family Members, their estates or trusts for the primary benefit of such Family Members).

                           "LEGAL HOLIDAY" shall have the meaning provided in
                  Section 7.2 hereof.

                           "MATERIAL ADVERSE EFFECT" shall have the meaning
                  provided in Section 3.1.4 hereof.

                           "MILLS & PARTNERS" means Mills & Partners, Inc., a
                  Delaware corporation.

                           "MILLS & PARTNERS DESIGNEE" shall have the meaning
                  set forth in Section 2.1.1(c) hereof.

                           "MILLS & PARTNERS SHAREHOLDERS" means, collectively,
                  those shareholders of the Company listed on Exhibit A attached hereto, any other securityholders of Class A Common Stock who are or were employed by Mills & Partners at any time during the pendency of this Shareholders Agreement and any direct or indirect transferee of any such shareholder who shall become a party hereto in accordance with Section 5.1 hereof; provided, however, that for purposes of Section 2.1 of this Shareholders Agreement, "Mills & Partners Shareholders" shall mean, collectively, those shareholders of the Company listed on Exhibit A attached hereto, any other securityholders of Class A Common Stock who are or were employed by Mills & Partners at any time during the pendency of this Shareholders Agreement and any direct or indirect transferee of any such shareholder who shall become a party hereto in accordance with Section 5.1 hereof and who is an Affiliate of such shareholder or an officer, director or employee of such shareholder or its Affiliates (and any of their respective Family Members, their estates or trusts for the primary benefit of such Family Members); provided further, however, that for all purposes of this Shareholders Agreement, HMTF/CC shall be deemed not to be an Affiliate of Mills & Partners.

                           "NASD" shall have the meaning provided in Section
                  3.4(xiv) hereof.

                           "OFFER NOTICE" shall have the meaning provided in
                  Section 4.1.1 hereof.

                           "OFFERED SECURITIES" shall have the meaning provided
                  in Section 4.1.1 hereof.

                           "PARTICIPATION OFFER" shall have the meaning provided
                  in Section 4.3.1 hereof.

                           "PERSON" or "person" means any individual,
                  corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof.

                           "PREEMPTIVE RIGHTS TRANSACTION" shall have the
                  meaning set forth in Section 4.1.1 hereof.

                           "PREFERRED STOCK" means shares of stock of the
                  Company which have a preference as to dividends or distribution upon liquidation or dissolution of the Company, and any capital stock into which such Preferred Stock thereafter may be changed.

                           "QUALIFIED IPO" means a firm commitment underwritten
                  public offering of Common Stock and/or Class A Common Stock pursuant to a registration statement under the Securities Act where both (i) the proceeds (prior to deducting any underwriters' discounts and commissions) equal or exceed Fifty Million Dollars ($50,000,000) and (ii) upon consummation of such offering, the Common Stock and/or Class A Common Stock is listed on the New York Stock Exchange or authorized to be quoted and/or listed on the Nasdaq National Market.

                           "RECAPITALIZATION AGREEMENT" shall mean the
                  Recapitalization Agreement, dated as of July 13, 1999, among the Company, Creative Packaging Corp., an Illinois corporation ("Creative"), Courtesy Sales Corp., an Illinois corporation ("Courtesy Sales"), each shareholder of the Company, Creative and Courtesy Sales, and HMTF/CC.

                           "RECORDS" shall have the meaning set forth in Section
                  3.4(x) hereof.



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

                           "REGISTRABLE SHARES" means at any time the Common
                  Stock or Conversion Stock of the Company owned by the Holders, whether owned on the date hereof or acquired hereafter; provided, however, that Registrable Shares shall not include any shares (i) the sale of which has been registered pursuant to the Securities Act and which shares have been sold pursuant to such registration or (ii) which have been sold pursuant to Rule 144 under the Securities Act.

                           "REGISTRATION EXPENSES" shall have the meaning
                  provided in Section 3.6 hereof.

                           "REGULATION D" means Regulation D promulgated under
                  the Securities Act by the SEC.

                           "REQUESTING HOLDERS" shall have the meaning provided
                  in Section 3.1.1(a) hereof.

                           "REQUIRED FILING DATE" shall have the meaning
                  provided in Section 3.1.1(b) hereof.

                           "REQUIRED HOLDERS" means Holders who then own
                  beneficially more than 66-2/3% of the aggregate number of shares of Common Stock, Class A Common Stock and Series A Preferred Stock (taken together as one class) subject to this Shareholders Agreement.

                           "SEC" means the Securities and Exchange Commission.

                           "SECURITIES" means the Common Stock, Class A Common
                  Stock and Series A Preferred Stock .

                           "SECURITIES ACT" means the Securities Act of 1933, as
                  amended, and the rules and regulations promulgated by the SEC thereunder.

                           "SELLER AFFILIATES" shall have the meaning provided
                  in Section 3.7.1 hereof.

                           "SERIES A PREFERRED STOCK" means shares of the Series
                  A Convertible Preferred Stock, $.01 par value per share, of the Company, and any capital stock into which such Series A Convertible Preferred Stock thereafter may be changed.

                           "SIGNIFICANT DRAG SALE" shall have the meaning
                  provided in Section 4.2.1 hereof.

                           "SIGNIFICANT TAG SALE" shall have the meaning
                  provided in Section 4.3.1 hereof.



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

                           "SOMMERS" means Gerald J. Sommers.

                           "SOMMERS DESIGNEE" shall have the meaning set forth
                  in Section 2.1.1(e) hereof.

                           "SOMMERS SHAREHOLDERS" means, collectively, Gerald J.
                  Sommers, as Trustee of the Gerald J. Sommers Trust U/A/D 5/10/89; Janet A. Kritek, as Trustee of the Gerald J. Sommers Gift Trust for Janet U/A/D 12/29/94; Janet A. Kritek, as Trustee of the Gerald J. Sommers Gift Trust for James U/A/D 12/29/94; Janet A. Kritek, as Trustee of the Gerald J. Sommers 1997 Gift Trust for Janet U/A/D 12/29/97; and Janet A. Kritek, as Trustee of the Gerald J. Sommers 1997 Gift Trust for James U/A/D 12/29/97; and any direct or indirect transferee of any such shareholder who shall become a party hereto in accordance with Section 5.1 hereof and who is an Affiliate of such shareholder or an officer, director or employee of such shareholder or its Affiliates (and any of their respective Family Members, their estates or trusts for the primary benefit of such Family Members).

                           "SHAREHOLDERS AGREEMENT" means this Shareholders
                  Agreement, as the same may be amended from time to time.

                           "SUBSIDIARY" of any Person means (i) a corporation a
                  majority of whose outstanding shares of capital stock or other equity interests with voting power, under ordinary circumstances, to elect directors, is at the date of determination, directly or indirectly, owned by such Person, by one or more subsidiaries of such Person or by such Person and one or more subsidiaries of such Person, and (ii) any other Person (other than a corporation) in which such Person, a subsidiary of such Person or such Person and one or more subsidiaries of such Person, directly or indirectly, at the date of determination thereof, has (x) at least a majority ownership interest or (y) the power to elect or direct the election of the directors or other governing body of such Person.

                           "SUSPENSION EVENT" shall have the meaning provided in
                  Section 3.5 hereof.

                           "SUSPENSION NOTICE" shall have the meaning provided
                  in Section 3.5 hereof.

                           "TRANSFER" means any disposition of any Security or
                  any interest therein that would constitute a "sale" thereof within the meaning of the Securities Act.

                           "TRANSFER NOTICE" shall have the meaning provided in
                  Section 5.3 hereof.

                           "WARRANTS" means the warrants to purchase 1,800,000
                  shares of Common Stock to affiliates of TCW/Crescent Mezzanine, L.L.C. in connection with the issuance of the Company's 11 5/8% Senior Subordinated Notes due 2009.

          SECTION 1.2 RULES OF CONSTRUCTION. Unless the context otherwise requires:

                           (1) a term has the meaning assigned to it;

                           (2) "or" is not exclusive;

                           (3) words in the singular include the plural, and
                  words in the plural include the singular;

                           (4) provisions apply to successive events and
                  transactions; and

                           (5) "herein," "hereof" and other words of similar
                  import refer to this Shareholders Agreement as a whole and not to any particular Article, Section or other subdivision.

                                   ARTICLE 2
                MANAGEMENT OF THE COMPANY AND CERTAIN ACTIVITIES

          SECTION 2.1      BOARD OF DIRECTORS.

              2.1.1 Board Representation. (a) At all times during the term hereof, subject to Section 2.1.3, the Board of Directors of the Company shall consist of six (6) members, plus (i) such number of directors as may be elected from time to time pursuant to the terms of any Preferred Stock that may be issued and outstanding from time to time and (ii) such number of Independent Directors as may be designated from time to time in accordance with Section 2.1.1(f).

         (b) HMTF Designees. Subject to Section 2.1.3, HMTF shall be entitled to designate to the Board of Directors of the Company (i) two individuals as long as the HMC Group owns, in the aggregate, at least 50% of the number of shares of Series A Preferred Stock (or, if converted pursuant to its terms, Common Stock) owned by the HMC Group at the Closing and (ii) one individual as long as the HMC Group owns, in the aggregate, at least 10% of the number of shares of Series A Preferred Stock (or, if converted pursuant to its terms, Common Stock) owned by the HMC Group at the Closing (such designees being referred to herein individually as an "HMTF Designee" and collectively as the "HMTF Designees").

         (c) Mills & Partners Designees. Subject to Section 2.1.3, Mills & Partners shall be entitled to designate to the Board of Directors of the Company
(i) two individuals as long as the Mills & Partners Shareholders own, in the aggregate, at least 50% of the number of shares of Class A Common Stock (or , if converted pursuant to its terms, Common Stock) owned by the Mills & Partners Shareholders at the Closing and (ii) one individual as long as the Mills & Partners Shareholders own, in the aggregate, at least 10% of the number of shares of Class A Common Stock (or, if converted pursuant to its terms, Common Stock) owned by the Mills & Partners Shareholders at the Closing (such designees being referred to herein individually as a "Mills & Partners Designee" and collectively as the "Mills & Partners Designees").

         (d) Kreiseder. Subject to Section 2.1.3, for so long as the Kreiseder Shareholders own at least 5% of the Fully-Diluted Common Stock, Kreiseder or, in the event of Kreiseder's death or disability, a designee of the Kreiseder Shareholders who is reasonably acceptable to HMTF and Mills & Partners, shall be entitled to serve on the Board of Directors of the Company (Kreiseder or such designee being referred to in this Section 2.1 as a "Kreiseder Designee").

         (e) Sommers. Subject to Section 2.1.3, for so long as the Sommers Shareholders own at least 5% of the Fully-Diluted Common Stock, Sommers or, in the event of Sommers' death or disability, a designee of the Sommers Shareholders who is reasonably acceptable to HMTF and Mills & Partners, shall be entitled to serve on the Board of Directors of the Company (Sommers or such designee being referred to in this Section 2.1 individually as a "Sommers Designee" and, together with the HMTF Designees, the Mills & Partners Designees and the Kreiseder Designee, as the "Designees").

         (f) Independent Directors. Subject to Section 2.1.3, the number of members on the Board of Directors of the Company may be expanded by the mutual agreement of HMTF and Mills & Partners to include Independent Directors who are reasonably acceptable to the Kreiseder Designee and the Sommers Designee.

         (g) Voting of Holders. Each Holder shall vote his or its shares of Common Stock, Class A Common Stock and Series A Preferred Stock at any regular or special meeting of shareholders of the Company or in any written consent executed in lieu of such a meeting of shareholders and shall take all other actions necessary to give effect to the agreements contained in this Shareholders Agreement (including without limitation the election of the Designees) and to ensure that the articles of incorporation and bylaws of the Company as in effect immediately following the date hereof do not, at any time thereafter, conflict in any respect with the provisions of this Shareholders Agreement. In order to effectuate the provisions of this Article 2, each Holder hereby agrees that when any action or vote is required to be taken by such Holder pursuant to this Shareholders Agreement, such Holder shall use his or its best efforts to call, or cause the appropriate officers and directors of the Company to call, a special or annual meeting of shareholders of the Company, as the case may be, or execute or cause to be executed a consent in writing in lieu of any such meeting pursuant to the applicable provisions of the corporate laws of the Company's state of incorporation.

              2.1.2 Vacancies. If, prior to his election to the Board of Directors of the Company pursuant to Section 2.1.1 hereof, any Designee shall be unable or unwilling to serve as a director of the Company, the Person or Persons who designated such Designee shall be entitled to designate a replacement who shall, subject to the provisions of Section 2.1.1, be a Designee for purposes of this Article 2. If, following an election to the Board of Directors of the Company pursuant to Section 2.1.1 hereof, any Designee shall resign or be



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

removed (which may only be done by the Person or Persons who designated such Designee) or be unable to serve for any reason prior to the expiration of his term as a director of the Company, the Person who designated such Designee shall, within thirty (30) days of notice from the Company of such event, notify the Board of Directors of the Company in writing of a replacement Designee, and, subject to the provisions of Section 2.1.1, either (i) the Holders shall comply with the provisions of Section 2.1.1(g) to ensure the election to the Board of Directors of the Company of such replacement Designee to fill the unexpired term of the Designee whom such replacement Designee is replacing or (ii) the Board of Directors shall elect or appoint such replacement Designee to fill the unexpired term of the Designee whom such replacement Designee is replacing. If HMTF requests that any HMTF Designee, Mills & Partners requests that any Mills & Partners Designee, a majority in interest of the Kreiseder Shareholders request that any Kreiseder Designee, or a majority in interest of the Sommers Shareholders request that any Sommers Designee, be removed as a director (with or without cause) by written notice thereof to the Company, then the Company shall take all action necessary to effect, and each of the Holders shall vote all his or its capital stock in favor of, such removal upon such request.

              2.1.3 Termination of Rights. The right of HMTF to designate directors under Section 2.1.1, and the obligation of the Holders to vote their shares for the HMTF Designees, shall terminate upon the first to occur of (i) the termination or expiration of this Shareholders Agreement or this Article 2,
(ii) such time as HMTF elects in writing to terminate its rights under this
Article 2, or (iii) such time as the HMC Group ceases to own at least ten percent (10%) of the number of shares of Series A Preferred Stock (or, if converted pursuant to its terms, Common Stock) owned by the HMC Group at the Closing. The right of Mills & Partners to designate directors under Section 2.1.1, and the obligation of the Holders to vote their shares for the Mills & Partners Designees, shall terminate upon the first to occur of (i) the termination or expiration of this Shareholders Agreement or this Article 2, (ii) such time as Mills & Partners elects in writing to terminate its rights under this Article 2, or (iii) such time as the Mills & Partners Shareholders cease to own, in the aggregate, at least 10% of the number of shares of Class A Common Stock (or, if converted pursuant to its terms, Common Stock) owned by the Mills & Partners Shareholders at the Closing. The right of a Kreiseder Designee to serve as a director under Section 2.1.1, and the obligation of the Holders to vote their shares for the Kreiseder Designee, shall terminate upon the first to occur of (i) the termination or expiration of this Shareholders Agreement or this Article 2, (ii) such time as a majority in interest of the Kreiseder Shareholders elect in writing to terminate their rights under this Article 2, or
(iii) such time as the Kreiseder Shareholders cease to own at least 5% of the Fully-Diluted Common Stock. The right of a Sommers Designee to serve as a director under Section 2.1.1, and the obligation of the Holders to vote their shares for the Sommers Designee, shall terminate upon the first to occur of (i) the termination or expiration of this Shareholders Agreement or this Article 2,
(ii) such time as a majority in interest of the Sommers Shareholders elect in writing to terminate their rights under this Article 2, or (iii) such time as the Sommers Shareholders cease to own at least 5% of the Fully-Diluted Common Stock.

              2.1.4 Costs and Expenses. The Company will pay all reasonable out-of-pocket expenses incurred by the directors of the Company in connection with their participation in meetings of the Board of Directors (and committees thereof) of the Company and the Boards of Directors (and committees thereof) of the Subsidiaries of the Company.

              2.1.5 Calculation of Share Numbers. For purposes of this Article 2 only, any calculation of the number of shares of Common Stock, Class A Common Stock or Series A Preferred Stock owned by a Holder at any date shall be determined by the Board of Directors of the Company as follows: (i) "owned" shall mean Beneficial Ownership and (ii) each calculation shall be equitably adjusted for subsequent stock splits, reverse stock splits, stock combinations, recapitalizations, stock dividends and the like.

         SECTION 2.2 VOTING OF CAPITAL STOCK. To the extent any Holder owns shares of any class or series of capital stock of the Company or any Subsidiary of the Company which it may vote on any particular matter which comes before such corporation's shareholders, as a class or series separate from the common stock of such corporation ordinarily entitled to vote for the election of directors, such Holder shall vote all such shares on such matter in such separate class or series vote as holders of a majority of the outstanding shares of common stock of such corporation vote thereon; provided, however, that such Holder may nevertheless vote such shares as a separate class or series without regard to the provisions of this Section 2.2 in respect of (a) amendments to the articles or certificate of incorporation of such corporation, or the certificate of designation which created such class or series, which change the provisions thereof expressly applicable to such separate class or series, and (b) any matter as to which such class or series is expressly entitled to vote as a separate class or series pursuant to such corporation's articles or certificate of incorporation or the certificate of designation which created such class or series; provided further, however, that any statement in such articles or certificate of incorporation or certificate of designation that such class or series may vote as a separate class or series "as required by law" or similar language shall not permit such class or series to be voted without regard to the provisions of this Section 2.2.

         SECTION 2.3 OTHER ACTIVITIES OF THE HOLDERS; FIDUCIARY DUTIES. It is understood and accepted that the Holders and their Affiliates have interests in other business ventures which may be in conflict with the activities of the Company and its Subsidiaries and that, subject to applicable law, nothing in this Shareholders Agreement shall limit the current or future business activities of the Holders whether or not such activities are competitive with those of the Company and its Subsidiaries. Nothing in this Shareholders Agreement, express or implied, shall relieve any Holder of any obligation undertaken pursuant to any other agreement or any officer or director of the Company or any of its Subsidiaries, or any Holder, of any fiduciary or other duties or obligations he or it may have to the Company's shareholders.

         SECTION 2.4 GRANT OF PROXY. Each Mills & Partners Shareholder hereby constitutes and appoints James N. Mills (for so long as he is an officer or director of the Company, or, in the event James N. Mills is no longer an officer or director of the Company, HMTF), with full power of substitution, as his or its true and lawful proxy and attorney-in-fact to vote any and all shares of any class or series of capital stock of the Company or any

Subsidiary of the Company held by such Holder in accordance with the provisions of Sections 2.1 and 2.2 of this Shareholders Agreement. Each Mills & Partners Shareholder acknowledges that the proxy granted hereby is irrevocable, being coupled with an interest, and that such proxy will continue until the termination of such Holder's obligation to vote any shares in accordance with this Article 2.

                                   ARTICLE 3
                               REGISTRATION RIGHTS

          SECTION 3.1      DEMAND REGISTRATION.

                  3.1.1 Request for Registration.

                           (a) At any time after one hundred eighty (180) days
                  after the consummation of a Qualified IPO, any Holder or Holders may request the Company, in writing (a "Demand Request"), to effect the registration under the Securities Act of all or part of its or their Registrable Shares (a "Demand Registration"). Notwithstanding the foregoing, no Demand Request will be effective hereunder unless (i) the Registrable Shares proposed to be sold by the Holders requesting the Demand Registration (the "Requesting Holders," which term shall include parties deemed "Requesting Holders" pursuant to
                  Section 3.1.5 hereof) represent, in the aggregate, more than thirty percent (30%) of the total number of Registrable Shares held by all Holders or (ii) (A) either (x) the Registrable Shares proposed to be sold by the Requesting Holders represent fifty-one percent (51%) or more of the total number of Registrable Shares held by all Holders other than the members of the HMC Group or (y) two (2) of the Requesting Holders are not members of the HMC Group, (B) the Registrable Shares proposed to be sold by the Requesting Holders have a fair market value (determined in good faith by the Company's Board of Directors), at the time of the Company's receipt of the Demand Request, of Twenty-Five Million Dollars ($25,000,000) or more and (C) the offering to be consummated pursuant to such Demand Request will not, in the reasonable opinion of an investment banking firm selected by the Company, have a material adverse effect on the market price of the Common Stock or Class A Common Stock.

                           (b) Each Demand Request shall specify the number of
                  Registrable Shares proposed to be sold. Subject to Section 3.1.6, the Company shall file the registration statement relating to the Demand Registration (including by means of a shelf registration pursuant to Rule 415 under the Securities Act if so requested by the Requesting Holder submitting the Demand Request to the Company (but, in the case of a shelf registration, only if the Company is then eligible to use such a shelf registration and if Form S-3 (or any successor form) is then available to the Company) within ninety (90) days after receiving a Demand Request (the "Required Filing Date") and shall use all commercially reasonable efforts to cause the same to be declared effective by the SEC as promptly as practicable after such filing; provided, that the Company need effect only two (2) Demand Registrations pursuant to Demand Requests made under clause
                  (i) of the second sentence of paragraph (a) of this Section
                  3.1.1 and only one (1) Demand Registration pursuant to a Demand Request made under clause (ii) of the second sentence of paragraph (a) of this Section 3.1.1; provided, further, that no such Holders will be entitled to make such a request while any other registration statement (other than a shelf registration statement) is on file with the SEC prior to its becoming effective or within 90 days after such registration statement has been declared effective, or, in the case of a shelf registration, until 90 days after such shelf registration ceases to be effective; provided, further, that if any Registrable Shares requested to be registered pursuant to a Demand Request made under clause (i) or clause (ii) of the second sentence of paragraph (a) of this Section 3.1.1 are excluded from the applicable Demand Registration pursuant to
                  Section 3.1.4 below, the Holders shall have the right, with respect to each such exclusion, to request one additional Demand Registration under such clause (i) (in the event such excluded shares were excluded from a Demand Registration effected pursuant to a Demand Request made under such clause
                  (i)) or such clause (ii) (in the event such excluded shares were excluded from a Demand Registration effected pursuant to a Demand Request made under such clause (ii)) with respect to such excluded Registrable Shares. No Holder can request a Demand Registration within 270 days following the termination of a prior shelf registration that was the result of such Holder's Demand Request.

                  3.1.2 Effective Registration and Expenses. A registration will not count as a Demand Registration until the related registration statement has become effective (unless the Requesting Holders withdraw from registration all their Registrable Shares and the Company has performed its obligations hereunder in all material respects, in which case such demand will count as a Demand Registration unless the Requesting Holders pay all Registration Expenses in connection with such withdrawn registration); provided, that if, after it has become effective, an offering of Registrable Shares pursuant to a registration is interfered with by any stop order, injunction, or other order or requirement of the SEC or other governmental agency or court, such registration will be deemed not to have been effected and will not count as a Demand Registration. The Company shall not be required to maintain a shelf registration after 270 days from the date of effectiveness.

                  3.1.3 Selection of Underwriters. The offering of Registrable Shares pursuant to a Demand Registration shall be in the form of a "firm commitment" underwritten offering. The Requesting Holders of a majority of the Registrable Shares to be registered in a Demand Registration shall select the investment banking firm or firms to manage the underwritten offering; provided, that such selection shall be subject to the consent of the Company, which consent shall not be unreasonably withheld. Notwithstanding the prior sentence, no shelf registration will be required to be in the form of an underwritten offering.

                  3.1.4 Rights of Holders. Upon receipt of any Demand Request, the Company shall promptly (but in any event within ten (10) days) give written notice of such proposed Demand Registration to all other Holders, who shall have the right, exercisable by written notice to the Company within twenty (20) days of their receipt of the Company's notice, to elect to include in such Demand Registration such portion of their Registrable Shares as they may request. All Holders requesting to have their Registrable Shares included in a Demand Registration in accordance with the preceding sentence shall be deemed to be "Requesting Holders" for purposes of this Section 3.1.

                  3.1.5 Priority on Demand Registrations. No securities to be sold for the account of any Person (including the Company) other than a Requesting Holder shall be included in a Demand Registration unless the managing underwriter or underwriters shall advise the Company or the Requesting Holders in writing that the inclusion of such securities will not materially and adversely affect the price or success of the offering (a "Material Adverse Effect"). Furthermore, in the event the managing underwriter or underwriters shall advise the Company or the Requesting Holders that even after exclusion of all securities of other Persons pursuant to the immediately preceding sentence, the amount of Registrable Shares proposed to be included in such Demand Registration by Requesting Holders is sufficiently large to cause a Material Adverse Effect, the Registrable Shares of the Requesting Holders to be included in such Demand Registration shall equal the number of shares which the Company is so advised can be sold in such offering without a Material Adverse Effect and such shares shall be allocated pro rata among the Requesting Holders on the basis of the number of Registrable Shares requested to be included in such registration by each such Requesting Holder.

                  3.1.6 Deferral of Filing. The Company may defer the filing (but not the preparation) of a registration statement required by Section 3.1 until a date not later than one hundred twenty (120) days after the Required Filing Date (or, if longer, one hundred twenty (120) days after the effective date of the registration statement contemplated by clause (ii) below) if (i) at the time the Company receives the Demand Request, the Company or any of its Subsidiaries is engaged in confidential negotiations or other confidential business activities, disclosure of which would be required in such registration statement (but would not be required if such registration statement were not filed), and the Board of Directors of the Company determines in good faith that such disclosure would be materially detrimental to the Company and its shareholders or would have a material adverse effect on any such confidential negotiations or other confidential business activities, or (ii) prior to receiving the Demand Request, the Board of Directors had determined to effect a registered underwritten public offering of the Company's securities for the Company's account and the Company had taken substantial steps (including, but not limited to, selecting a managing underwriter for such offering) and is proceeding with reasonable diligence to effect such offering. A deferral of the filing of a registration statement pursuant to this Section 3.1.6 shall be lifted, and the requested registration statement shall be filed forthwith, if, in the case of a deferral pursuant to clause (i) of the preceding sentence, the negotiations or other activities are disclosed or terminated, or, in the case of a deferral pursuant to clause (ii) of the preceding sentence, the proposed registration for the Company's account is abandoned. In order to defer the filing of a registration statement pursuant to this Section 3.1.6, the

Company shall promptly (but in any event within ten (10) days), upon determining to seek such deferral, deliver to each Requesting Holder a certificate signed by an executive officer of the Company stating that the Company is deferring such filing pursuant to this Section 3.1.6 and a general statement of the reason for such deferral and an approximation of the anticipated delay. Within twenty (20) days after receiving such certificate, the holders of a majority of the Registrable Shares held by the Requesting Holders and for which registration was previously requested may withdraw such Demand Request by giving notice to the Company; if withdrawn, the Demand Request shall be deemed not to have been made for all purposes of this Shareholders Agreement. The Company may defer the filing of a particular registration statement pursuant to this Section 3.1.6 only once.

          SECTION 3.2      PIGGYBACK REGISTRATIONS.

                  3.2.1 Right to Piggyback. Each time the Company proposes to register any of its equity securities (other than pursuant to an Excluded Registration) under the Securities Act for sale to the public (whether for the account of the Company or the account of any securityholder of the Company) and the form of registration statement to be used permits the registration of Registrable Shares, the Company shall give prompt written notice to each Holder of Registrable Shares (which notice shall be given not less than thirty (30) days prior to the effective date of the Company's registration statement), which notice shall offer each such Holder the opportunity to include any or all of his or its Registrable Shares in such registration statement, subject to the limitations contained in Section 3.2.2 hereof. Each Holder who desires to have his or its Registrable Shares included in such registration statement shall so advise the Company in writing (stating the number of shares desired to be registered) within twenty (20) days after the date of such notice from the Company. Any Holder shall have the right to withdraw such Holder's request for inclusion of such Holder's Registrable Shares in any registration statement pursuant to this Section 3.2.1 by giving written notice to the Company of such withdrawal. Subject to Section 3.2.2 below, the Company shall include in such registration statement all such Registrable Shares so requested to be included therein; provided, however, that the Company may at any time withdraw or cease proceeding with any such registration if it shall at the same time withdraw or cease proceeding with the registration of all other equity securities originally proposed to be registered.

                  3.2.2 Priority on Registrations. If the Registrable Shares requested to be included in the registration statement by any Holder differ from the type of securities proposed to be registered by the Company and the managing underwriter, if any, of the related offering or, in the event there is no managing underwriter, the Board of Directors of the Company, advises the Company that due to such differences the inclusion of such Registrable Shares would cause a Material Adverse Effect, then (i) the number of such Holder's or Holders' Registrable Shares to be included in the registration statement shall be reduced to an amount which, in the judgment of the managing underwriter or the Board of Directors of the Company, as applicable, would eliminate such Material Adverse Effect or (ii) if no such reduction would, in the judgment of the managing underwriter or the Board of Directors of the Company, as applicable, eliminate such Material Adverse Effect, then the Company shall have the right to exclude all such Registrable Shares from such registration statement provided no other securities of such type are included and offered for the account of any other Person in such registration statement. Any partial reduction in the number of Registrable Shares to be included in the registration statement pursuant to clause (i) of the immediately preceding sentence shall be effected pro rata based on the ratio which such Holder's requested Registrable Shares bears to the total number of Registrable Shares and other securities requested to be included in such registration statement by all Persons (including Requesting Holders) who have requested (pursuant to contractual registration rights) that their Registrable Shares or other securities be included in such registration statement. If the Registrable Shares requested to be included in the registration statement are of the same type as the securities being registered by the Company and the managing underwriter, if any, of the related offering or, in the event there is no managing underwriter, the Board of Directors of the Company, advises the Company that the inclusion of such Registrable Shares would cause a Material Adverse Effect, the Company will be obligated to include in such registration statement, as to each Requesting Holder, only a portion of the Registrable Shares such Holder has requested be registered equal to the ratio which such Holder's requested Registrable Shares bears to the total number of Registrable Shares and other securities requested to be included in such registration statement by all Persons (including Requesting Holders) who have requested (pursuant to contractual registration rights) that their Registrable Shares or other securities be included in such registration statement. If as a result of the provisions of this Section 3.2.2 any Holder shall not be entitled to include all Registrable Shares in a registration that such Holder has requested to be so included, such Holder may withdraw such Holder's request to include Registrable Shares in such registration statement. No Person may participate in any registration statement hereunder unless such Person (x) agrees to sell such Person's Registrable Shares on the basis provided in any underwriting arrangements approved by the Company and (y) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, and other documents, each in customary form, reasonably required under the terms of such underwriting arrangements; provided, however, that no such Person shall be required to make any representations or warranties in connection with any such registration other than representations and warranties as to (i) such Person's ownership of his or its Registrable Shares to be Transferred free and clear of all liens, claims, and encumbrances, (ii) such Person's power and authority to effect such Transfer, and (iii) such matters pertaining to compliance with securities laws as may be reasonably requested; provided further, however, that the obligation of such Person to indemnify pursuant to any such underwriting arrangements shall be several, not joint and several, among such Persons selling Registrable Shares, and the liability of each such Person will be in proportion to, and provided further that such liability will be limited to, the net amount received by such Person from the sale of his or its Registrable Shares pursuant to such registration.

          SECTION 3.3 HOLDBACK AGREEMENT. Unless the managing underwriter otherwise agrees, each of the Company and the Holders agrees (and the Company agrees, in connection with any underwritten registration, to use its reasonable efforts to cause its Affiliates to agree) not to effect any public sale or private offer or distribution of any Common Stock or Common Stock Equivalents during the ten (10) Business Days prior to the effectiveness under the Securities Act of any underwritten registration subject to the provisions hereof and during such time period after the effectiveness under the Securities

Act of any underwritten registration subject to the provisions hereof (not to exceed one hundred eighty (180) days) (except, if applicable, as part of such underwritten registration) as the Company and the managing underwriter may agree.

          SECTION 3.4 REGISTRATION PROCEDURES. Whenever any Holder has requested that any Registrable Shares be registered pursuant to this Shareholders Agreement, the Company will use its commercially reasonable efforts to effect the registration and the sale of such Registrable Shares in accordance with the intended method of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:

                           (i) prepare and file with the SEC a registration
                  statement on any appropriate form under the Securities Act with respect to such Registrable Shares and use its commercially reasonable efforts to cause such registration statement to become effective;

                           (ii) prepare and file with the SEC such amendments,
                  post-effective amendments, and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than one hundred eighty (180) days (or such lesser period as is necessary for the underwriters in an underwritten offering to sell unsold allotments) and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

                           (iii) furnish to each seller of Registrable Shares
                  and the underwriters of the securities being registered such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus), any documents incorporated by reference therein and such other documents as such seller or underwriters may reasonably request in order to facilitate the disposition of the Registrable Shares owned by such seller or the sale of such securities by such underwriters (it being understood that, subject to Section 3.5 and the requirements of the Securities Act and applicable state securities laws, the Company consents to the use of the prospectus and any amendment or supplement thereto by each seller and the underwriters in connection with the offering and sale of the Registrable Shares covered by the registration statement of which such prospectus, amendment or supplement is a part);

                           (iv) use its commercially reasonable efforts to
                  register or qualify such Registrable Shares under such other securities or "blue sky" laws of such jurisdictions as the managing underwriter reasonably requests (or, in the event the registration statement does not relate to an underwritten offering, as the holders of a majority of such Registrable Shares may reasonably request); use its commercially reasonable efforts to keep each such registration or qualification (or exemption therefrom) effective during the period in which such registration statement is required to be kept effective; and do any and all other acts and things which may be reasonably necessary or advisable to enable each seller to consummate the disposition of the Registrable Shares owned by such seller in such jurisdictions (provided, however, that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph or (B) consent to general service of process in any such jurisdiction);

                           (v) promptly notify each seller and each underwriter
                  and (if requested by any such Person) confirm such notice in writing (A) when a prospectus or any prospectus supplement or post-effective amendment has been filed and, with respect to a registration statement or any post-effective amendment, when the same has become effective, (B) of the issuance by any state securities or other regulatory authority of any order suspending the qualification or exemption from qualification of any of the Registrable Shares under state securities or "blue sky" laws or the initiation of any proceedings for that purpose, and (C) of the happening of any event which makes any statement made in a registration statement or related prospectus untrue or which requires the making of any changes in such registration statement, prospectus or documents so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and, as promptly as practicable thereafter, prepare and file with the SEC and furnish a supplement or amendment to such prospectus so that, as thereafter deliverable to the purchasers of such Registrable Shares, such prospectus will not contain any untrue statement of a material fact or omit a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                           (vi) make generally available to the Company's
                  securityholders an earnings statement satisfying the provisions of Section 11(a) of the Securities Act no later than thirty (30) days after the end of the twelve (12) month period beginning with the first day of the Company's first fiscal quarter commencing after the effective date of a registration statement, which earnings statement shall cover said twelve (12) month period, and which requirement will be deemed to be satisfied if the Company timely files complete and accurate information on Forms 10-Q, 10-K and 8-K under the Exchange Act and otherwise complies with Rule 158 under the Securities Act;

                           (vii) if requested by the managing underwriter or any
                  seller, promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or any seller reasonably requests to be included therein, including, without limitation, with respect to the

                  Registrable Shares being sold by such seller, the purchase price being paid therefor by the underwriters and with respect to any other terms of the underwritten offering of the Registrable Shares to be sold in such offering, and promptly make all required filings of such prospectus supplement or post-effective amendment;

                           (viii) as promptly as practicable after filing with
                  the SEC of any document which is incorporated by reference into a registration statement (in the form in which it was incorporated), deliver a copy of each such document to each seller;

                           (ix) cooperate with the sellers and the managing
                  underwriter to facilitate the timely preparation and delivery of certificates (which shall not bear any restrictive legends unless required under applicable law) representing securities sold under any registration statement, and enable such securities to be in such denominations and registered in such names as the managing underwriter or such sellers may request and keep available and make available to the Company's transfer agent prior to the effectiveness of such registration statement a supply of such certificates;

                           (x) promptly make available for inspection by any
                  seller, any underwriter participating in any disposition pursuant to any registration statement, and any attorney, accountant or other agent or representative retained by any such seller or underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably necessary to enable them to exercise their due diligence responsibilities, and cause the Company's officers, directors and employees to supply all information requested by any such Inspector in connection with such registration statement; provided, that, unless the disclosure of such Records is necessary to avoid or correct a misstatement or omission in the registration statement or the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, the Company shall not be required to provide any information under this subparagraph (x) if (A) the Company believes, after consultation with counsel for the Company, that to do so would cause the Company to forfeit an attorney-client privilege that was applicable to such information or (B) if either (1) the Company has requested and been granted from the SEC confidential treatment of such information contained in any filing with the SEC or documents provided supplementally or otherwise or (2) the Company reasonably determines in good faith that such Records are confidential and so notifies the Inspectors in writing unless prior to furnishing any such information with respect to (A) or (B) such Holder of Registrable Shares requesting such information agrees to enter into a confidentiality agreement in customary form and subject to customary exceptions; and provided, further, that each Holder of Registrable Shares agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at its expense, to undertake appropriate action and to prevent disclosure of the Records deemed confidential;

                           (xi) furnish to each seller and underwriter a signed
                  counterpart of (A) an opinion or opinions of counsel to the Company, and (B) a comfort letter or comfort letters from the Company's independent public accountants, each in customary form and covering such matters of the type customarily covered by opinions or comfort letters, as the case may be, as the sellers or managing underwriter reasonably request;

                           (xii) cause the Registrable Shares included in any
                  registration statement to be (A) listed on each securities exchange, if any, on which similar securities issued by the Company are then listed, or (B) listed on the Nasdaq Stock Market if the Registrable Shares so qualify;

                           (xiii) provide a CUSIP number for the Registrable
                  Shares included in any registration statement not later than the effective date of such registration statement;

                           (xiv) cooperate with each seller and each underwriter
                  participating in the disposition of such Registrable Shares and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. (the "NASD");

                           (xv) during the period when the prospectus is
                  required to be delivered under the Securities Act, promptly file all documents required to be filed with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act;

                           (xvi) notify each seller of Registrable Shares
                  promptly of any request by the SEC for the amending or supplementing of such registration statement or prospectus or for additional information;

                           (xvii) prepare and file with the SEC promptly any
                  amendments or supplements to such registration statement or prospectus which, in the opinion of counsel for the Company or the managing underwriter, are required in connection with the distribution of the Registrable Shares;

                           (xviii) enter into such agreements (including
                  underwriting agreements in the managing underwriter's customary form) as are customary in connection with an underwritten registration; and

                           (xix) advise each seller of such Registrable Shares,
                  promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for such purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued.

          SECTION 3.5 SUSPENSION OF DISPOSITIONS. Each Holder agrees by acquisition of any Registrable Shares that, upon receipt of any notice (a "Suspension Notice") from the Company of the happening of any event of the kind described in Section 3.4(v)(C) or 3.4(xix) (a "Suspension Event"), such Holder will forthwith discontinue disposition of Registrable Shares until such Holder's receipt of the copies of the supplemented or amended prospectus, or until it is advised in writing (the "Advice") by the Company that the use of the prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the prospectus, and, if so directed by the Company, such Holder will deliver to the Company all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Shares current at the time of receipt of such notice. In the event the Company shall give any such notice, the time period regarding the effectiveness of registration statements set forth in
Section 3.4(ii) hereof shall be extended by the number of days during the period from and including the date of the giving of the Suspension Notice to and including the date when each seller of Registrable Shares covered by such registration statement shall have received the copies of the supplemented or amended prospectus or the Advice. The Company shall use its commercially reasonable efforts and take such actions as are reasonably necessary to render the Advice as promptly as practicable following the conclusion of a Suspension Event. The Company shall suspend the use of any shelf registration statement during a Suspension Event and shall so notify any Holders having securities registered thereunder in accordance with this Section 3.5.

          SECTION 3.6 REGISTRATION EXPENSES. All expenses incident to the Company's performance of or compliance with this Article 3, including, without limitation, all registration and filing fees, all fees and expenses associated with filings required to be made with the NASD (including, if applicable, the fees and expenses of any "qualified independent underwriter" as such term is defined in Rule 2720(b)(15) of the NASD Conduct Rules and of its counsel), fees and expenses of compliance with securities or "blue sky" laws (including reasonable fees and disbursements of counsel in connection with "blue sky" qualifications of the Registrable Shares), rating agency fees, printing expenses (including expenses of printing certificates for the Registrable Shares in a form eligible for deposit with The Depository Trust Company and of printing prospectuses if the printing of prospectuses is requested by a Holder of Registrable Shares), messenger and delivery expenses, the Company's internal expenses (including without limitation all salaries and expenses of its officers and employees performing legal or accounting duties), the fees and expenses incurred in connection with any listing of the Registrable Shares, fees and expenses of counsel for the Company and its independent certified public accountants (including the expenses of any special audit or "cold comfort" letters required by or incident to such performance), Securities Act liability insurance (if the Company elects to obtain such insurance), the fees and expenses of any special experts retained by the Company in connection with such registration, and the fees and expenses of other persons retained by the Company and reasonable fees and expenses of one firm of counsel for the sellers (which shall be selected by the Holders of a majority of the Registrable Shares being included in any particular registration statement) (all such expenses being herein called "Registration Expenses"), will be borne by the Company whether or not any registration statement becomes effective; provided, that in no event shall Registration Expenses include any underwriting discounts, commissions, or fees attributable to the sale of the Registrable Shares or any counsel (except as provided above), accountants, or other persons retained or employed by the Holders.

          SECTION 3.7      INDEMNIFICATION.

                  3.7.1 The Company agrees to indemnify and reimburse, to the fullest extent permitted by law, each seller of Registrable Shares, and each of its employees, advisors, agents, representatives, partners, officers, and directors and each Person who controls such seller (within the meaning of the Securities Act or the Exchange Act) and any agent or investment advisor thereof (collectively, the "Seller Affiliates") (A) against any and all losses, claims, damages, liabilities, and expenses, joint or several (including, without limitation, attorneys' fees and disbursements except as limited by Section 3.7.3) based upon, arising out of, related to or resulting from any untrue or alleged untrue statement of a material fact contained in any registration statement, prospectus, or preliminary prospectus or any amendment thereof or supplement thereto, or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, (B) against any and all loss, liability, claim, damage, and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon, arising out of, related to or resulting from any such untrue statement or omission or alleged untrue statement or omission, and (C) against any and all costs and expenses (including reasonable fees and disbursements of counsel) as may be reasonably incurred in investigating, preparing, or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon, arising out of, related to or resulting from any such untrue statement or omission or alleged untrue statement or omission, to the extent that any such expense or cost is not paid under subparagraph (A) or (B) above; except insofar as the same are made in reliance upon and in strict conformity with information furnished in writing to the Company by such seller or any Seller Affiliate for use therein or arise from such seller's or any Seller Affiliate's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such seller or Seller Affiliate with a sufficient number of copies of the same. The reimbursements required by this
Section 3.7.1 will be made by periodic payments during the course of the investigation or defense, as and when bills are received or expenses incurred.

                  3.7.2 In connection with any registration statement in which a seller of Registrable Shares is participating, each such seller will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the fullest extent permitted by law, each such seller will indemnify the Company and its directors and officers and each Person who controls the Company (within the meaning of the Securities Act or the Exchange
Act) against any and all losses, claims, damages, liabilities, and expenses

(including, without limitation, reasonable attorneys' fees and disbursements except as limited by Section 3.7.3) resulting from any untrue statement or alleged untrue statement of a material fact contained in the registration statement, prospectus, or any preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission is contained in any information or affidavit so furnished in writing by such seller or any of its Seller Affiliates specifically for inclusion in the registration statement; provided, that the obligation to indemnify will be several, not joint and several, among such sellers of Registrable Shares, and the liability of each such seller of Registrable Shares will be in proportion to, and provided further that such liability will be limited to, the net amount received by such seller from the sale of Registrable Shares pursuant to such registration statement; provided, however, that such seller of Registrable Shares shall not be liable in any such case to the extent that prior to the filing of any such registration statement or prospectus or amendment thereof or supplement thereto, such seller has furnished in writing to the Company information expressly for use in such registration statement or prospectus or any amendment thereof or supplement thereto which corrected or made not misleading information previously furnished to the Company.

                  3.7.3 Any Person entitled to indemnification hereunder will
(A) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give such notice shall not limit the rights of such Person) and (B) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that any Person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (X) the indemnifying party has agreed to pay such fees or expenses or (Y) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such Person. If such defense is not assumed by the indemnifying party as permitted hereunder, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). If such defense is assumed by the indemnifying party pursuant to the provisions hereof, such indemnifying party shall not settle or otherwise compromise the applicable claim unless (1) such settlement or compromise contains a full and unconditional release of the indemnified party or (2) the indemnified party otherwise consents in writing. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party, a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the reasonable fees and disbursements of such additional counsel or counsels.

                  3.7.4 Each party hereto agrees that, if for any reason the indemnification provisions contemplated by Section 3.7.1 or Section 3.7.2 are unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities, or expenses (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities, or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the actions which resulted in the losses, claims, damages, liabilities or expenses as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 3.7.4 were determined by pro rata allocation (even if the Holders or any underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 3.7.4. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities, or expenses (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or, except as provided in Section 3.7.3, defending any such action or claim. Notwithstanding the provisions of this Section 3.7.4, no Holder shall be required to contribute an amount greater than the dollar amount by which the net proceeds received by such Holder with respect to the sale of any Registrable Shares exceeds the amount of damages which such Holder has otherwise been required to pay by reason of any and all untrue or alleged untrue statements of material fact or omissions or alleged omissions of material fact made in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto related to such sale of Registrable Shares. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holders' obligations in this Section 3.7.4 to contribute shall be several in proportion to the amount of Registrable Shares registered by them and not joint.

                  If indemnification is available under this Section 3.7, the indemnifying parties shall indemnify each indemnified party to the full extent provided in Section 3.7.1 and Section 3.7.2 without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this Section 3.7.4 subject, in the case of the Holders, to the limited dollar amounts set forth in Section 3.7.2.

                  3.7.5 The indemnification and contribution provided for under this Shareholders Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director, or controlling Person of such indemnified party and will survive the Transfer of Securities and the termination of this Shareholders Agreement.

                                   ARTICLE 4
                             TRANSFERS OF SECURITIES

          SECTION 4.1      PREEMPTIVE RIGHTS.

                  4.1.1 Rights to Participate in Future Sales. In case the Company or any Affiliated Successor proposes to issue or sell any shares of Common Stock or Common Stock Equivalents (the "Offered Securities"), the Company shall, no later than thirty (30) days prior to the consummation of such transaction (a "Preemptive Rights Transaction"), give notice in writing (the "Offer Notice") to each Holder of such Preemptive Rights Transaction. The Offer Notice shall describe the proposed Preemptive Rights Transaction, identify the proposed purchaser, and contain an offer to sell to each Holder who certifies (to the reasonable satisfaction of the Company) that such Holder is an Accredited Investor (an "Accredited Offeree"), at the same price and for the same consideration to be paid by the proposed purchaser, all or part of such Accredited Offeree's pro rata portion of the Offered Securities (which shall be the percentage ownership of the Fully-Diluted Common Stock held by such Holder, excluding, for the purposes of such calculation, any shares of Common Stock issuable upon exercise of any Common Stock Equivalents granted pursuant to any employee, officer or director benefit plan or arrangement). As used herein, the term "Affiliated Successor" means a successor entity to the Company (whether by merger, consolidation, reorganization, or otherwise) in which the HMC Group owns a majority of the fully-diluted common stock of such entity (after giving effect to the merger, consolidation, reorganization, or other transaction). If any such Holder fails to accept such offer by written notice twenty-five (25) days after his or its receipt of the Offer Notice, the Company or such Affiliated Successor may proceed with the proposed issue or sale of the Offered Securities, free of any right on the part of such Holder under this Section 4.1.1 in respect thereof.

                  4.1.2 Exceptions to Preemptive Rights. This Section 4.1 shall not apply to (i) issuances or sales of Common Stock or Common Stock Equivalents in an aggregate amount not in excess of 10% of the Fully-Diluted Common Stock to employees, officers, and/or directors of the Company and/or any of its Subsidiaries pursuant to employee benefit or similar plans or arrangements of the Company and/or its Subsidiaries, (ii) issuances or sales of Common Stock or Common Stock Equivalents upon exercise of any Common Stock Equivalent which, when issued, was subject to or exempt from the preemptive rights under this
Section 4.1 (including, without limitation, the Class A Common Stock and the Series A Preferred Stock), (iii) securities distributed or set aside ratably to all holders of Common Stock and Common Stock Equivalents (or any class or series thereof) on a per share equivalent basis, (iv) issuances or sales of Common Stock or Common Stock Equivalents pursuant to or in connection with a registered underwritten public offering, a merger of the Company or a Subsidiary of the Company into or with another entity or an acquisition by the Company or a Subsidiary of the Company of another business or corporation, (v) the issuance of the Warrants or the issuance of Common Stock upon exercise thereof, (vi) issuances of Common Stock or Class A Common Stock by the Company in payment of all or any portion of the principal of, or interest or premium on, any indebtedness of the Company or any of its Subsidiaries or (vii) issuances or sales of Common Stock or Class A

Common Stock pursuant to the Securities Purchase Agreement of even date herewith. In the event of any issuances or sales of Common Stock or Common Stock Equivalents as a unit with any other security of the Company or its Subsidiaries, the preemptive rights under this Section 4.1 shall be applicable to the entire unit rather than only the Common Stock or Common Stock Equivalent included in the unit.

          SECTION 4.2      DRAG ALONG RIGHTS.

                  4.2.1 Applicability. In connection with any Transfer by members of the HMC Group of shares of Series A Preferred Stock (or, if converted pursuant to its terms, Common Stock) representing more than ten percent (10%) of the shares of Series A Preferred Stock (or, if converted pursuant to its terms, Common Stock) then held by the HMC Group (a "Significant Drag Sale"), the HMC Group shall have the right to require each non-selling Holder (each, a "Co-Seller") to Transfer a portion of his or its Common Stock and, if requested by HMTF as provided below, Class A Common Stock, which represents the same percentage of the Fully-Diluted Common Stock held by such Co-Seller as the shares being disposed of by the HMC Group represent of the Fully-Diluted Common Stock held by the HMC Group. (For example, if the HMC Group is selling eleven percent (11%) of its Fully-Diluted Common Stock position, each Co-Seller shall be required to sell eleven percent (11%) of his or its Fully-Diluted Common Stock position.) All Common Stock and Class A Common Stock Transferred by Holders pursuant to this Section 4.2 shall be sold at the same price (on a Common Stock equivalent basis) and otherwise treated identically with the Series A Preferred Stock (or, if converted pursuant to its terms, Common Stock) being sold by the HMC Group in all respects; provided, that the Co-Seller shall not be required to make any representations or warranties in connection with such Transfer other than representations and warranties as to (i) such Co-Seller's ownership of his or its Common Stock and/or Class A Common Stock to be Transferred free and clear of all liens, claims and encumbrances, (ii) such Co-Seller's power and authority to effect such Transfer, and (iii) such matters pertaining to compliance with securities laws as the transferee may reasonably require except that the transferee may not require that each Transferring Co-Seller be an Accredited Investor.

                  4.2.2 Notice of Significant Drag Sale. HMTF, on behalf of the HMC Group, shall give each Co-Seller at least thirty (30) days' prior written notice of any proposed Significant Drag Sale as to which the HMC Group intends to exercise its rights under Section 4.2. If the HMC Group elects to exercise its rights under Section 4.2, the Co-Sellers shall take such actions as may be reasonably required and otherwise cooperate in good faith with the HMC Group in connection with consummating the Significant Drag Sale (including, without limitation, the voting of any Common Stock or other voting capital stock of the Company to approve such Significant Drag Sale). At the closing of such Significant Drag Sale, each Co-Seller shall deliver certificates for all shares of Common Stock (or, if applicable, Class A Common Stock) to be sold by such Co-Seller, duly endorsed for transfer, with the signature guaranteed, to the purchaser against payment of the appropriate purchase price.

          SECTION 4.3      TAG ALONG RIGHTS.

                  4.3.1 Applicability. In the event the HMC Group desires to effect a sale of shares of Series A Preferred Stock (or, if converted pursuant to its terms, Common Stock) representing more than ten percent (10%) of the shares of Series A Preferred Stock (or, if converted pursuant to its terms, Common Stock) then held by the HMC Group (a "Significant Tag Sale"), and it does not elect to exercise its rights (if any) under Section 4.2 hereof, then at least thirty (30) days prior to the closing of such Significant Tag Sale, the HMC Group shall make an offer (the "Participation Offer") to each Co-Seller to include in the proposed Significant Tag Sale a portion of his or its Common Stock and, if consented to by the transferee as provided below, Class A Common Stock, which represents the same percentage of such Co-Seller's Fully-Diluted Common Stock as the shares being sold by the HMC Group represent of its Fully-Diluted Common Stock; provided, that, if the consideration to be received by the HMC Group includes any securities, only Co-Sellers who have certified to the reasonable satisfaction of HMTF that they are Accredited Investors shall be entitled to participate in such transfer, unless the transferee consents otherwise; and provided, further, that if the transferee in the Significant Tag Sale consents, any Holder may elect to dispose of Class A Common Stock (on a Common Stock equivalent basis) in lieu of Common Stock.

                  4.3.2 Terms of Participation Offer. The Participation Offer shall describe the terms and conditions of the proposed Significant Tag Sale and shall be conditioned upon (i) the consummation of the transactions contemplated in the Participation Offer with the transferee named therein, and (ii) each Co-Seller's execution and delivery of all agreements and other documents as the members of the HMC Group are required to execute and deliver in connection with such Significant Tag Sale (provided that the Co-Seller shall not be required to make any representations or warranties in connection with such sale or transfer other than representations and warranties as to (A) such Co-Seller's ownership of his or its Common Stock and/or Class A Common Stock to be sold or Transferred free and clear of all liens, claims, and encumbrances, (B) such Co-Seller's power and authority to effect such Transfer and (C) such matters pertaining to compliance with securities laws as the transferee may reasonably require). If any Co-Seller shall accept the Participation Offer, the HMC Group shall reduce, to the extent necessary, the number of shares of Series A Preferred Stock (or, if converted pursuant to its terms, Common Stock) it otherwise would have sold in the proposed Transfer so as to permit those Co-Sellers who have accepted the Participation Offer to sell the number of shares of Common Stock or, if applicable, Class A Common Stock that they are entitled to sell under this
Section 4.3, and the HMC Group and such Co-Sellers shall Transfer the number of shares of Series A Preferred Stock (or, if converted pursuant to its terms, Common Stock) and Common Stock, respectively, and, if applicable, Class A Common Stock specified in the Participation Offer to the proposed transferee in accordance with the terms of such Transfer as set forth in the Participation Offer.

          SECTION 4.4 CERTAIN EVENTS NOT DEEMED TRANSFERS. Sections 4.2 and 4.3 hereof shall not apply to any transfer, sale, or disposition of shares of Series A Preferred Stock (or, if converted pursuant to its terms, Common Stock) solely among members of the HMC Group.

          SECTION 4.5 TRANSFER AND EXCHANGE. When Securities are presented to the Company with a request to register the transfer of such Securities or to exchange such Securities for Securities of other authorized denominations, the Company shall register the transfer or make the exchange as requested if the requirements of this Shareholders Agreement for such transaction are met; provided, however, that the Securities surrendered for transfer or exchange shall be duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Company, duly executed by the Holder thereof or its attorney and duly authorized in writing. No service charge shall be made for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith.

          SECTION 4.6 REPLACEMENT SECURITIES. If a mutilated certificate representing a Security is surrendered to the Company or if the Holder of a Security claims and submits an affidavit or other evidence, satisfactory to the Company, to the effect that the certificate representing a Security has been lost, destroyed or wrongfully taken, the Company shall issue a replacement certificate if the Company's requirements are met. If required by the Company, such securityholder must provide an indemnity bond, or other form of indemnity, sufficient in the judgment of the Company to protect the Company against any loss which may be suffered. The Company may charge such securityholder for its reasonable out-of-pocket expenses in replacing a certificate representing a Security which has been mutilated, lost, destroyed, or wrongfully taken.

                                   ARTICLE 5
                             LIMITATION ON TRANSFERS

          SECTION 5.1 RESTRICTIONS ON TRANSFER. No Security shall be Transferred or otherwise conveyed, assigned or hypothecated before satisfaction of (i) the conditions specified in Section 5.1, Section 5.2, and Section 5.3, which conditions are intended to ensure compliance with the provisions of the Securities Act with respect to the Transfer of any Security and (ii) if applicable, Article 4 hereof. Any purported Transfer in violation of this
Article 5 and/or, if applicable, Article 4 hereof shall be void ab initio and of no force or effect. Other than Transfers subject to Section 4.2 or 4.3 hereof and other than Transfers to the public pursuant to an effective registration statement or sales to the public pursuant to Rule 144 under the Securities Act otherwise permitted hereunder, each Holder will cause any proposed transferee of any Security or any interest therein held by it to agree to take and hold such Securities subject to the provisions and upon the conditions specified in this Shareholders Agreement.

          SECTION 5.2      RESTRICTIVE LEGENDS.

                  5.2.1 Securities Act Legend. Except as otherwise provided in
Section 5.4 hereof, each certificate evidencing a Security held by a Holder, and each certificate evidencing a Security issued to any subsequent transferee of such Security, shall be stamped or otherwise imprinted with a legend in substantially the following form:

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR PURSUANT TO THE SECURITIES OR "BLUE SKY" LAWS OF ANY STATE. SUCH SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED, EXCEPT PURSUANT TO (i) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER SUCH ACT, (ii) RULE 144 UNDER SUCH ACT, OR (iii) ANY OTHER EXEMPTION FROM REGISTRATION UNDER SUCH ACT.

                  5.2.2 Other Legends. Except as otherwise permitted by the last sentence of Section 5.1, each certificate evidencing a Security issued to each Holder or a subsequent transferee shall include a legend in substantially the following form:

                  THIS SECURITY IS SUBJECT TO RESTRICTIONS ON TRANSFER, VOTING AND OTHER TERMS AND CONDITIONS SET FORTH IN THE SHAREHOLDERS AGREEMENT DATED AS OF ___________, 1999, A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICES.

          SECTION 5.3 NOTICE OF PROPOSED TRANSFERS. Prior to any Transfer or attempted Transfer of any Security, the Holder of such Security shall (i) give ten (10) days' prior written notice (a "Transfer Notice") to the Company of such Holder's intention to effect such Transfer, describing the manner and circumstances of the proposed Transfer, and (ii) either (A) provide to the Company an opinion reasonably satisfactory to the Company from counsel who shall be reasonably satisfactory to the Company (or supply such other evidence reasonably satisfactory to the Company) that the proposed Transfer of such Security may be effected without registration under the Securities Act, or (B) certify to the Company that the Holder reasonably believes the sale meets all of the conditions specified in Rule 144 promulgated under the Securities Act (and any successor rules and regulations thereto) required in order to effect a Transfer under Rule 144. After receipt of the Transfer Notice and opinion (if required), the Company shall, within five (5) days thereof, so notify the Holder of such Security and such Holder shall thereupon be entitled to Transfer such Security in accordance with the terms of the Transfer Notice. Each certificate evidencing a Security issued upon such Transfer shall bear the restrictive legend set forth in Section 5.2.1, unless in the opinion of such counsel such legend is not required in order to ensure compliance with the Securities Act, and Section 5.2.2, if applicable. The Holder of the Security giving the Transfer Notice shall not be entitled to Transfer such Security until receipt of the notice from the Company under this Section 5.3.

          SECTION 5.4 TERMINATION OF CERTAIN RESTRICTIONS. Notwithstanding the foregoing provisions of this Section 5, the restrictions imposed by Section 5.1 upon the transferability of the Securities and the legend requirements of Sections 5.2.1 and 5.2.2 shall terminate as to any Security (i) when and so long as such Security shall have been effectively registered under the Securities Act and disposed of pursuant thereto and (ii) the legend requirements of Section 5.2.1 shall terminate when the Company shall have received an opinion of counsel reasonably satisfactory to it that such Security may be transferred without registration thereof under the Securities Act and that such legend may be removed. Whenever the restrictions imposed by Sections 5.2.1 and/or 5.2.2 shall terminate as to any Security, the Holder thereof shall be entitled to receive from the Company, at the Company's expense, a new certificate representing such Security not bearing the restrictive legend set forth in Section 5.2.1 and/or 5.2.2.

                                   ARTICLE 6
                                   TERMINATION

          SECTION 6.1 TERMINATION. The provisions of this Shareholders Agreement shall terminate on July 30, 2009; provided, however, that Sections 4.1, 4.2, 4.3, Article 5 (other than Sections 5.2 and 5.4) and Section 7.8 of this Shareholders Agreement shall terminate upon the consummation prior to the expiration of such ten (10) year period of a Qualified IPO. Notwithstanding the foregoing, the provisions of Section 3.7 hereof shall survive the termination of this Shareholders Agreement indefinitely.

                                   ARTICLE 7
                                  MISCELLANEOUS

          SECTION 7.1 NOTICES. Any notices or other communications required or permitted hereunder shall be in writing, and shall be sufficiently given if made by hand delivery, by telex, by telecopier or registered or certified mail, postage prepaid, return receipt requested, addressed as follows (or at such other address as may be substituted by notice given as herein provided):

         If to the Company:

                  Mills & Partners, Inc.
                  101 South Hanley Road
                  St. Louis, Missouri  63105
                  Attention:  David M. Sindelar
                  Facsimile No.:  (314) 746-2299

         With copies to:

                  Hicks, Muse, Tate & Furst Incorporated
                  200 Crescent Court, Suite 1600
                  Dallas, Texas 75201
                  Attention: Jack D. Furst
                             Lawrence D. Stuart, Jr.
                  Facsimile No.: (214) 740-7313

                  and (which shall not constitute notice):

                  Weil, Gotshal & Manges LLP
                  100 Crescent Court, Suite 1300
                  Dallas, Texas 75201
                  Attention:  R. Scott Cohen, Esq.
                  Facsimile No.:  (214) 746-7777

                  If to any Holder, at its address listed on the signature pages hereof.

                  In the case of the Kreiseder Shareholders or the Sommers Shareholders, with a copy to (which shall not constitute notice):

                  Katten Muchin & Zavis
                  525 West Monroe Street, Suite 1600
                  Chicago, Illinois  60661-3693
                  Attention: David R. Shevitz, Esq.
                             Stuart Grass, Esq.

                  Any notice or communication hereunder shall be deemed to have been given or made as of the date so delivered if personally delivered; when answered back if telexed; when receipt is acknowledged if telecopied; and five
(5) calendar days after mailing if sent by registered or certified mail (except that a notice of change of address shall not be deemed to have been given until actually received by the addressee).

                  Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

          SECTION 7.2 LEGAL HOLIDAYS. A "Legal Holiday" used with respect to a particular place of payment is a Saturday, a Sunday or a day on which banking institutions at such place are not required to be open. If a payment date is a Legal Holiday at such place, payment may be made at such place on the next succeeding day that is not a Legal Holiday, and no interest on the amount of such payment shall accrue for the intervening period.

          SECTION 7.3 GOVERNING LAW. SUBJECT TO SECTION 7.7.3, THIS SHAREHOLDERS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

          SECTION 7.4 SUCCESSORS AND ASSIGNS. Whether or not an express assignment has been made pursuant to the provisions of this Shareholders Agreement, provisions of this Shareholders Agreement that are for the Holders' benefit as the holders of any Securities are also for the benefit of, and enforceable by, all subsequent holders of Securities, except as otherwise expressly provided herein. This Shareholders Agreement shall be binding upon the Company, each Holder, and their respective successors and assigns.

          SECTION 7.5 DUPLICATE ORIGINALS. All parties may sign any number of copies of this Shareholders Agreement. Each signed copy shall be an original, but all of them together shall represent the same agreement.

          SECTION 7.6 SEVERABILITY. In case any provision in this Shareholders Agreement shall be held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and the remaining provisions shall not in any way be affected or impaired thereby.

          SECTION 7.7      NO WAIVERS; AMENDMENTS.

                  7.7.1 No failure or delay on the part of the Company or any Holder in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the Company or any Holder at law or in equity or otherwise.

                  7.7.2 Any provision of this Shareholders Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Company and the Required Holders; provided, that no such amendment or waiver shall, (i) unless signed by all of the Holders, amend the provisions of Section 2.1 or any definition used therein or Section 2.2, (ii) unless signed by all of the Holders affected, (A) amend the provisions of this Section 7.7.2 or (B) change the number of Holders which shall be required for the Holders or any of them to take any action under this Section 7.7.2 or any other provision of this Shareholders Agreement, and (iii) unless signed by a majority of the Holders who are not members of the HMC Group, amend Article 3, Section 4.1,
Section 4.2, Section 4.3, Section 4.4, or Article 5, or grant a waiver thereunder, so as to (A) impose additional obligations on Holders who are not members of the HMC Group that are not imposed on Holders who are members of the HMC Group or (B) adversely affect the rights granted to the Holders who are not members of the HMC Group where such amendment or waiver does not apply to the same extent to the rights granted thereunder to the Holders who are members of the HMC Group.

                  7.7.3 Notwithstanding anything to the contrary contained herein, Section 7.3 may be amended by the Company, in its sole discretion, to provide that this Shareholders Agreement shall be governed by and construed in accordance with the laws of the State of Delaware (without regard to principles of conflicts of law thereof), upon the reincorporation of the Company to the State of Delaware.

          SECTION 7.8      FURNISHING INFORMATION; CONFIDENTIALITY.

                  7.8.1 The Company hereby agrees to furnish to each Holder (i) within thirty (30) days after the end of each month, such monthly financial statements of the Company as are furnished to the Company's senior bank lenders,
(ii) within forty-five (45) days after the end of each fiscal quarter of the Company, such quarterly financial statements of the Company as are furnished to the Company's senior bank lenders, and (iii) within one hundred twenty (120) days after the end of each fiscal year of the Company, such annual financial statements and budgets of the Company as are furnished to the Company's senior bank lenders (collectively with any other non-public information, data and materials relating to the Company and its operations, businesses and activities, the "Information"). The Company's obligation under this Section 7.8.1 shall not obligate the Company to furnish any Information that it does not possess. In addition, no Holder shall have the right to receive any such Information following the time at which such Holder owns less than one percent (1%) of the Fully-Diluted Common Stock.

                  7.8.2 No Holder (other than the members of the HMC Group) shall, in any manner, either directly or indirectly, divulge, disclose, or communicate to any Person or entity (other than the members of the HMC Group) any Information, provided that the foregoing confidentiality obligation shall not apply to any Information that has previously become available to and known by the public for a period of at least forty-eight (48) hours (other than as a result of a wrongful disclosure hereunder). The foregoing provisions of this
Section 7.8.2 shall not prohibit the disclosure of Information by any Holder to the extent required by, and pursuant to a valid demand under, applicable freedom of information acts. Any Holder receiving such a demand for disclosure shall give written notice thereof to the Company as promptly as is reasonably practicable after such Holder learns of any such demand.

          SECTION 7.9 ADDITIONAL PARTIES. Upon exercise of a Warrant in accordance with the terms thereof, the shareholder of Common Stock issued upon such exercise shall have the option to join this Shareholders Agreement, thereby being bound by its terms and conditions and entitled to its benefits, upon the execution by such shareholder of a separate signature page to such effect and without obtaining the consent of the Holders of a majority of the Fully-Diluted Common Stock. Additional future shareholders of the Company may be added as parties to this Shareholders Agreement, thereby being bound by its terms and conditions and entitled to its benefits, upon the execution by such future shareholders of a separate signature page to such effect and upon obtaining the consent of the Holders of a majority of the Fully-Diluted Common Stock.



            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

                      SIGNATURES TO SHAREHOLDERS AGREEMENT

                  IN WITNESS WHEREOF, the parties hereto have caused this Shareholders Agreement to be duly executed as of the date first written above.

                                             LLS CORP.



                                             By: /s/ WESLEY D. DEHAVEN
                                                --------------------------------
                                             Name:   Wesley D. DeHaven
                                                  ------------------------------
                                             Title:  Vice President - Finance
                                                   -----------------------------

                      SIGNATURES TO SHAREHOLDERS AGREEMENT

                                       NAME OF HOLDER:

                                       HMTF/CC INVESTMENTS, LLC



                                       By: /s/ PATRICK K. MCGEE
                                          --------------------------------------
                                       Name: Patrick K. McGee
                                            ------------------------------------
                                       Title: Partner
                                             -----------------------------------


                                       Address:

                                       c/o Hicks, Muse Tate & Furst Incorporated
                                       200 Crescent Court, Suite 1600
                                       Dallas, Texas 75201
                                       Attention: Lawrence D. Stuart, Jr.

                      SIGNATURES TO SHAREHOLDERS AGREEMENT

                                       NAME OF HOLDER:

                                       WALTER J. KREISEDER TRUST

                                       /s/ WALTER J. KREISEDER
                                       -----------------------------------------
                                       Walter J. Kreiseder, not individually,
                                       but solely as Trustee of the Walter J.
                                       Kreiseder Trust



                                       Address:

                                       Walter J. Kreiseder
                                       21650 Sylvander Drive
                                       Barrington, Illinois 60010

                      SIGNATURES TO SHAREHOLDERS AGREEMENT

                                       NAME OF HOLDER:

                                       GERALD J. SOMMERS TRUST

                                       /s/ GERALD J. SOMMERS
                                       -----------------------------------------
                                       Gerald J. Sommers, not individually, but
                                       solely as Trustee of the Gerald J.
                                       Sommers Trust



                                       Address:

                                       Gerald J. Sommers
                                       513 Claire Lane
                                       Prospect Heights, Illinois 60070

                      SIGNATURES TO SHAREHOLDERS AGREEMENT

                                   NAMES OF HOLDERS:

                                   WALTER J. KREISEDER GIFT TRUST FOR DAVID

                                   WALTER J. KREISEDER GIFT TRUST FOR JOHN

                                   WALTER J. KREISEDER 1997 GIFT TRUST FOR DAVID

                                   WALTER J. KREISEDER 1997 GIFT TRUST FOR JOHN

                                   /s/ DONALD B. LEVINE
                                   ---------------------------------------------
                                   Donald B. Levine, not individually, but
                                   solely as Trustee of the Walter J. Kreiseder
                                   Gift Trust for David, the Walter J. Kreiseder Gift Trust for John, the Walter J. Kreiseder 1997 Gift Trust for David and the Walter J. Kreiseder 1997 Gift Trust for John.



                                   Address:

                                   Donald B. Levine
                                   Levin & Ginsburg, Ltd.
                                   180 N. LaSalle Street
                                   22nd Floor
                                   Chicago, Illinois 60601-2794

                      SIGNATURES TO SHAREHOLDERS AGREEMENT

                                  NAMES OF HOLDERS:

                                  GERALD J. SOMMERS GIFT TRUST FOR JANET

                                  GERALD J. SOMMERS GIFT TRUST FOR JAMES

                                  GERALD J. SOMMERS 1997 GIFT TRUST FOR JANET

                                  GERALD J. SOMMERS 1997 GIFT TRUST FOR JAMES

                                  /s/ JANET A. KRITEK
                                  ----------------------------------------------
                                  Janet A. Kritek, not individually, but solely as Trustee of the Gerald J. Sommers Gift Trust for Janet, the Gerald J. Sommers Gift Trust for James, the Gerald J. Sommers 1997 Gift Trust for Janet and the Gerald J. Sommers 1997 Gift Trust for James.



                                  Address:

                                  Janet A. Kritek
                                  1611 Rose Tree Lane
                                  Mt. Prospect, Illinois 60057

                      SIGNATURES TO SHAREHOLDERS AGREEMENT

                                    NAME OF HOLDER:

                                    JAMES N. MILLS


                                    /s/ JAMES N. MILLS
                                    --------------------------------------------
                                    Signature

                                    Address:
                                    c/o Mills & Partners, Inc.
                                    101 South Hanley Road
                                    Suite 400
                                    St. Louis, Missouri  63105
                                    Attention: James N. Mills

                      SIGNATURES TO SHAREHOLDERS AGREEMENT

                                    NAME OF HOLDER:

                                    DAVID M. SINDELAR


                                    /s/ DAVID M. SINDELAR
                                    --------------------------------------------
                                    Signature

                                    Address:
                                    c/o Mills & Partners, Inc.
                                    101 South Hanley Road
                                    Suite
                                    St. Louis, Missouri  63105
                                    Attention: David M. Sindelar

                      SIGNATURES TO SHAREHOLDERS AGREEMENT

                                    NAME OF HOLDER:

                                    W. THOMAS McGHEE


                                    /s/ W. THOMAS McGHEE
                                    --------------------------------------------
                                    Signature

                                    Address:
                                    c/o Mills & Partners, Inc.
                                    101 South Hanley Road
                                    Suite 400
                                    St. Louis, Missouri  63105
                                    Attention:  W. Thomas McGhee

                      SIGNATURES TO SHAREHOLDERS AGREEMENT

                                    NAME OF HOLDER:

                                    LARRY S. BACON


                                    /s/ LARRY S. BACON
                                    --------------------------------------------
                                    Signature

                                    Address:
                                    c/o Mills & Partners, Inc.
                                    101 South Hanley Road
                                    Suite 400
                                    St. Louis, Missouri  63105
                                    Attention: Larry S. Bacon

                                SIGNATURES TO SHAREHOLDERS AGREEMENT

                                    NAME OF HOLDER:

                                    JUDY A. ROWDEN

                                    /s/ JUDY A. ROWDEN
                                    --------------------------------------------
                                    Signature

                                    Address:
                                    c/o Mills & Partners, Inc.
                                    101 South Hanley Road
                                    Suite 400
                                    St. Louis, Missouri  63105
                                    Attention: Judy A. Rowden

                      SIGNATURES TO SHAREHOLDERS AGREEMENT

                                    NAME OF HOLDER:

                                    TIMOTHY L. CONLON


                                    /s/ TIMOTHY L. CONLON
                                    --------------------------------------------
                                    Signature

                                    Address:
                                    c/o Mills & Partners, Inc.
                                    101 South Hanley Road
                                    Suite 400
                                    St. Louis, Missouri  63105
                                    Attention: Timothy L. Conlon

                      SIGNATURES TO SHAREHOLDERS AGREEMENT

                                    NAME OF HOLDER:

                                    DAVID J. WEBSTER


                                    /s/ DAVID J. WEBSTER
                                    --------------------------------------------
                                    Signature

                                    Address:
                                    c/o Mills & Partners, Inc.
                                    101 South Hanley Road
                                    Suite 400
                                    St. Louis, Missouri  63105
                                    Attention: David J. Webster

                      SIGNATURES TO SHAREHOLDERS AGREEMENT

                                    NAME OF HOLDER:

                                    JOSEPH M. FIAMINGO


                                    /s/ JOSEPH M. FIAMINGO
                                    --------------------------------------------
                                    Signature

                                    Address:
                                    c/o Mills & Partners, Inc.
                                    101 South Hanley Road
                                    Suite 400
                                    St. Louis, Missouri  63105
                                    Attention:  Joseph M. Fiamingo

                      SIGNATURES TO SHAREHOLDERS AGREEMENT

                                    NAME OF HOLDER:

                                    KELLY E. WETZLER


                                    /s/ KELLY E. WETZLER
                                    --------------------------------------------
                                    Signature

                                    Address:
                                    c/o Mills & Partners, Inc.
                                    101 South Hanley Road
                                    Suite 400
                                    St. Louis, Missouri  63105
                                    Attention:  Kelly E. Wetzler

                                    EXHIBIT A


James N. Mills
David M. Sindelar
David J. Webster
Larry S. Bacon
W. Thomas McGhee
Timothy L. Conlon
Joseph M. Fiamingo
Kelly E. Wetzler
Judy A. Rowden